                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                               FEBRUARY 13, 2001

                            3TEC ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

DELAWARE                           001-14745          63-1081013
----------------------------       ---------          ----------
(State or other jurisdiction      (Commission File    (IRS Employer
of incorporation)                 Number)             Identification No.)

         Two Shell Plaza, 777 Walker, Suite 2400,  Houston, Texas 77002
             (Address of principal executive offices and zip code)

                                 (713) 821-7100
               Registrant's telephone number, including area code

Purpose of this Amendment

     On February 13, 2001, the registrant filed its Form 8-K for the acquisition of 100% of the issued and outstanding stock of Classic Resources Inc. ("Classic"). Financial information required under Item 7 and Regulation S-B
Item 310 was not available at the time of the filing. The purpose of this amendment is to include the required audited financial statements and pro forma information.

ITEM 2 - ACQUISITION OF ASSETS

     On January 30, 2001, 3TEC Energy Corporation ("3TEC") closed the previously announced transaction to purchase 100% of the issued and outstanding stock of Classic as described in the registrant's Form 8-K filed on February 13, 2001.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     The financial statement information required under Regulation S-B Item 310 is included after the signature page as follows:

(a)  Financial Statements of Business Acquired
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     The following audited consolidated financial statements of Classic
Resources, Inc., together with the independent auditors' report by Arthur Andersen LLP, appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are hereby incorporated by reference:

     Consolidated Balance Sheet as of December 31, 2000
     Consolidated Income Statement for the year ended December 31, 2000 Consolidated Statement of Retained Earnings for the year ended December 31, 2000
     Consolidated Statement of Cash Flows for the year ended December 31, 2000 Notes to the Consolidated Financial Statements

(b)  Pro Forma Financial Information

     The following unaudited pro forma consolidated financial statements of the Registrant and Classic appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are hereby incorporated by reference:

     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000
     Unaudited Pro Forma Consolidated Income Statement for the year ended December 31, 2000
     Notes to the Unaudited Pro Forma Condensed Consolidated Financial
     Statements

(c)  Exhibits.

     2.1 Stock Purchase Agreement dated December 29, 2000 (incorporated by reference to Exhibit 2.1 to 3TEC's Form 8-K filed on February 13,
          2001)

     99.1 Press Release issued by the Registrant on January 31, 2001 (incorporated by reference to Exhibit 99.1 to 3TEC's Form 8-K filed on February 13, 2001)

     99.2 The following audited consolidated financial statements of Classic with report with the independent auditors' report by Arthur Andersen LLP *:

          Consolidated Balance Sheet as of December 31, 2000
          Consolidated Income Statement for the year ended December 31, 2000 Consolidated Statement of Retained Earnings for the year ended December 31, 2000
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          Consolidated Statement of Cash Flows for the year ended December 31,
          2000
          Notes to the Consolidated Financial Statements

     99.3 The following unaudited pro forma condensed consolidated financial statements of the Registrant and Classic *:

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000
          Unaudited Pro Forma Consolidated Income Statement for the year ended December 31, 2000
          Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

*    Filed herewith

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    3TEC Energy Corporation
                                    (Registrant)

Date: April 13, 2001                By: /s/ Floyd C. Wilson
                                       --------------------
                                       Floyd C. Wilson
                                       Chief Executive Officer and Chairman
                                       of the Board



                               INDEX TO EXHIBITS

     2.1 Stock Purchase Agreement dated December 29, 2000 (incorporated by reference to Exhibit 2.1 to 3TEC's Form 8-K filed on February 13,
          2001)

     99.1 Press Release issued by the Registrant on January 31, 2001 (incorporated by reference to Exhibit 99.1 to 3TEC's Form 8-K filed on February 13, 2001)

     99.2 The following audited consolidated financial statements of Classic
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          with report with the independent auditors' report by Arthur Andersen
          LLP *:

          Consolidated Balance Sheet as of December 31, 2000
          Consolidated Income Statement for the year ended December 31, 2000 Consolidated Statement of Retained Earnings for the year ended December 31, 2000
          Consolidated Statement of Cash Flows for the year ended December 31, 2000
          Notes to the Consolidated Financial Statements

     99.3 The following unaudited pro forma condensed consolidated financial statements of the Registrant and Classic *:

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000
          Unaudited Pro Forma Consolidated Income Statement for the year ended December 31, 2000
          Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

*    Filed herewith